CONVERTIBLE NOTES	6 Months Ended
Jun. 30, 2026
Debt Disclosure [Abstract]
CONVERTIBLE NOTES

NOTE 12: - CONVERTIBLE NOTES

On February 14, 2022, the Company issued to Lynrock Lake Master Fund LP a senior unsecured promissory note in an aggregate principal amount of $40,000 (the “Note”). The Note is convertible into the company's ordinary shares atan initial conversion rate of 97.0874 ordinary shares per $1,000 of the principal amount being converted (based on an initial conversion price equal to $10.30 per ordinary share).

The Note was fully redeemed in June 2025 in connection with a public offering of the Company’s ordinary shares. As a result, the Company recognized a loss from extinguishment in the amount of $1,410.